UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108

Hingham, Massachusetts 02043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 15, 2022, Microbot Medical Inc. (the “Company”) issued a press release announcing that it will be hosting a monthly educational webinar series, the Access-Ability Live by MBOT, to focus on key issues impacting the future of the endovascular space, including robotics and other medical devices that will improve patient outcomes, and the place that the LIBERTY® Robotic System is expected to play in it. Each month, the Company plans to partner with industry leaders, such as physicians, hospital administrators, entrepreneurs, technicians and financial experts for a live discussion and Q&A session to address top-of-mind healthcare related topics.

The initial webinar will be held on November 16, 2022, at 1:00 pm ET, and hosted by the Company’s Chief Medical Officer, Dr. Eyal Morag. Dr. Morag’s guest speaker will be Dr. Sebastian Flacke, a global leader in the endovascular space and Chief of Interventional Radiology and Director of non-invasive Cardiovascular Imaging at Lahey Hospital & Medical Center. Dr. Flacke is expected to address the current landscape for endovascular procedures, and how it has changed over the past and the emerging technologies being developed today that can potentially and significantly change how these procedures are going to be performed in the near future. Dr. Flacke will also share his recent hands-on experience with the LIBERTY Robotic System and the future impact that he believes it will have on his practice once the system is cleared for commercialization in the U.S.

To participate on the webinar, attendees need to register in advance at: https://us06web.zoom.us/webinar/register/WN_BslG0qO6QJem2Ew_gPSCuw. After registering, participants will receive a confirmation email containing information about joining the webinar.

The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Date: November 15, 2022